UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2010

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On February 19, 2010, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of November 22, 2009 (the “Merger Agreement”) between People’s United Financial, Inc. (“People’s United”) and Financial Federal Corporation (“Financial Federal”), People’s United and Financial Federal completed the merger (the “Merger”) in which Financial Federal merged with and into People’s United, with People’s United as the surviving corporation.

Pursuant to the Merger Agreement, each share of Financial Federal common stock outstanding at the effective time of the Merger was converted into the right to receive $11.27 in cash and one share of People’s United common stock. The total consideration payable by People’s United is approximately $699.0 million, consisting of (i) approximately $293.5 million in cash and (ii) 26.0 million shares of People’s United common stock valued at approximately $405.5 million based on the February 18, 2010 closing price of $15.57 per share.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger and describing the merger consideration to be paid to Financial Federal stockholders is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K pursuant to Item 9.01(a)(4) no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K pursuant to Item 9.01(b)(2) no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) The following Exhibits are filed herewith.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of November 22, 2009 by and between People’s United Financial, Inc. and Financial Federal Corporation (incorporated by reference from People’s United’s Current Report on Form 8-K filed on November 24, 2009).

99.1	Press release, dated February 19, 2010, announcing completion of the Merger.

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: February 19, 2010	By:	/S/ ERIC J. APPELLOF
(Signature)
	Name:	Eric J. Appellof
	Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of November 22, 2009 by and between People’s United Financial, Inc. and Financial Federal Corporation (incorporated by reference from People’s United’s Current Report on Form 8-K filed on November 24, 2009)

99.1	Press release, dated February 19, 2010, announcing completion of the Merger